LOOMIS SAYLES FUNDS

Supplement dated May 1, 2017 to the Loomis Sayles Funds Summary Prospectuses and Statutory Prospectus, dated February 1, 2017, as may be revised or supplemented from time to time, for the following funds.

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Inflation Protected Securities Fund

Effective immediately, the chart in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50
Admin Class	No Minimum	No Minimum
Class N*	$1,000,000	No Minimum

*	There is no initial investment minimum for Certain Retirement Plans held in an omnibus fashion and funds of funds that are distributed by NGAM Distribution, L.P. There is no subsequent investment minimum for these shares. In its sole discretion, NGAM Distribution, L.P. may waive the investment minimum requirement for accounts as to which the relevant financial intermediary has provided assurances, in writing, that the accounts will be held in omnibus fashion beginning no more than two years following the establishment date of such accounts in Class N.